UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

NOVEMBER 13, 2006

Date of Report (Date of earliest event reported)

OMNI MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

                              UTAH                                            000-26177                           87-0425275

(State or other jurisdiction of incorporation)(Commission File Number) (IRS Employer Identification No)

2120 West Littleton Blvd., Suite 100, Littleton, CO 90120

(Address of principal executive offices)

(303) 703-4576

(Registrant's telephone number)

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

       (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of

                   Principal Officers

On November 13, 2006, Mr. Robert Bauers resigned from our Board of Directors for personal reasons.  Mr. Bauers did not hold any other positions with Omni Medical Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2007

OMNI MEDICAL HOLDINGS, INC.

a Utah corporation

By:/s/ Doug Davis

Name: Doug Davis

Title:   Chief Executive Officer

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